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                                                                   EXHIBIT 10.19

                             FIRST AMENDMENT TO THE
                                ADESA CORPORATION
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN


     WHEREAS, ADESA Corporation, Indianapolis, Indiana (the "Sponsoring Employer") has adopted the ADESA Corporation Supplemental Executive Retirement Plan (the "Plan") for the benefit of a select group of employees; and

     WHEREAS, the Board of Directors of the Sponsoring Employer has authorized and directed the President of the Sponsoring Employer to amend the Plan to: (i) clarify how employer contributions for participants who enter the Plan on any day other than the first day of the Plan Year are allocated; (ii) provide an additional supplemental benefit contribution for participants who are not eligible to participate in the ADESA Corporation Employees' 401(k) Plan; and
(iii) reflect the actual effective date of the ADESA Corporation Supplemental Executive Retirement Plan Trust; and

     WHEREAS, pursuant to Section 7.1 of the Plan the Sponsoring Employer has reserved the right to amend the Plan;

     NOW, THEREFORE, pursuant to Section 7.1 of the Plan, the President of the Sponsoring Employer hereby amends the Plan, effective as of the dates specified herein, in the following particulars:

     1. By amending Section 3.3 in its entirety, effective November 1, 2001, to read as follows:

          "3.3  EMPLOYER CONTRIBUTIONS.

                (a) GENERAL PROVISIONS. For the Plan Year commencing on the Effective Date, an Employer shall make a contribution for each Participant in its employ on the first day of such Plan Year in an amount equal to eight percent (8%) of the Participant's Base Salary for such year. For each Plan Year commencing after the Effective Date, an Employer shall make a contribution for each Participant in its employ on the first day of the applicable Plan Year in an amount equal to five percent (5%) of the Participant's Base Salary for the applicable Plan Year; provided, however, commencing with the calendar month next following the calendar month in which a Participant completes one hundred and twenty (120) months of combined participation in this Plan and the predecessor to this Plan (the Insured Security Option Plan, or ISOP, maintained by the Company between March 6, 1998 and

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                     March 5, 2001), the foregoing five percent (5%) shall be
                     increased to eight percent (8%) but such increase shall be applied prospectively only. For example, if a Participant completes 120 months of combined participation on June 30, 2008, then the employer contribution under this subsection for the 2008 Plan Year shall be 5% of his Base Salary from January 1, 2008 to June 30, 2008, and 8% of his Base Salary from July 1, 2008 to December 31, 2008.

                (b) PARTICIPANTS WHO ENTER THE PLAN MID-YEAR. If an individual becomes eligible to participate in the Plan on any day other than the first day of the Plan Year, such individual's contribution under Section 3.3 for that Plan Year shall be based upon that portion of the individual's Base Salary that is attributable to the period of time commencing on the first day the individual is eligible to participate in the Plan and ending on the last day of that Plan Year.

                (c) SPECIAL SUPPLEMENTAL RETIREMENT BENEFIT. The provisions of this subsection 3.3(c) shall apply only to those Plan participants who do not meet the eligibility requirements for participation under the ADESA Corporation Employees' 401(k) Plan ("Ineligible 401(k) Plan Participants"). An Employer shall make a supplemental contribution for each Ineligible 401(k) Plan Participant in an amount equal to four percent (4%) of the Participant's Base Salary for the period of time commencing on the date the Ineligible 401(k) Plan Participant begins participating in the Plan and ending on the date the Ineligible 401(k) Plan Participant becomes eligible to participate in the ADESA Corporation Employees' 401(k) Plan."

     2. By amending subsection 3.4(c)(ii) in its entirety, effective as of October 1, 2001, to read as follows:

          "(ii) Second, for each month prior to October, 2001, by crediting the balances in each Participant's accounts with an amount equal to one-twelfth of eight percent of the account balances determined under the previous step, and for each month subsequent to September, 2001, by crediting the balances in each Participant's accounts with an amount equal to that portion of the monthly investment earnings of the Trust which are attributable to such accounts."

     The Plan shall remain the same in all other respects.

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     IN WITNESS WHEREOF, the President of the Sponsoring Employer has caused this amendment to be executed this 16th day of November, 2001, but effective as of the dates stated herein.


                                               ADESA CORPORATION


                                               By /s/ Brian J. Warner
                                                 --------------------------
                                                 Brian J. Warner, President


ATTEST:


 /s/ Karen C. Turner
--------------------------
Karen C. Turner, Secretary

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